                                                                   EXHIBIT 10.10

                                                                  EXECUTION COPY

                                    NON-SHARED COLLATERAL SECURITY AGREEMENT
                           dated as of July 30, 1999 and amended and restated as of April 29, 2003 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), among ALLIED WASTE NORTH AMERICA, INC., a Delaware corporation (the "Borrower"), ALLIED WASTE INDUSTRIES, INC., a Delaware corporation ("Allied Waste"), each Subsidiary listed on Schedule I hereto (each such Subsidiary individually, a "Subsidiary Grantor" and collectively, the "Subsidiary Grantors"; the Subsidiary Grantors, Allied Waste and the Borrower are referred to collectively herein as the "Grantors") and JPMORGAN CHASE BANK, a New York banking corporation ("JPMCB"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

                  Reference is made to (a) the Credit Agreement dated as of July 21, 1999 and amended and restated as of April 29, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Allied Waste, the lenders from time to time party thereto (the "Lenders"), and JPMCB, as administrative agent and collateral agent for the Lenders, (b) the Parent Guarantee Agreement dated as of July 30, 1999 and amended and restated as of April 29, 2003 (as amended, supplemented or otherwise modified from time to time, the "Parent Guarantee Agreement"), between Allied Waste and the Collateral Agent and (c) the Subsidiary Guarantee Agreement dated as of July 30, 1999 and amended and restated as of April 20, 2003 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement"), among the Subsidiary Grantors, certain other Subsidiaries of Allied Waste and the Collateral Agent. Reference is also made to the Non-Shared Collateral Security Agreement dated as of July 30, 1999 (as amended, supplemented or otherwise modified from time to time prior to the Restatement Effective Date, the "Original Non-Shared Collateral Security Agreement") among the Borrower, Allied Waste, the Subsidiaries listed on Schedule I thereto and the Subsidiaries that became parties thereto as provided in Section 6.16 thereof (collectively, the "Original Grantors") and the Collateral Agent, pursuant to which the Original Grantors agreed to secure the Credit Agreement Senior Obligations (as defined in the Original Non-Shared Collateral Security Agreement). The Original Grantors and the Collateral Agent now wish to amend and restate the Original Non-Shared Collateral Security Agreement as set forth herein to secure the obligations of the Borrower under the Credit Agreement. The Original Non-Shared Collateral Security Agreement shall be amended and restated in its entirety in the form hereof as of the Restatement Effective Date.

                  The Lenders have agreed to make Loans to the Borrower, and the Issuing Banks have agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of Allied Waste and the Subsidiary Grantors has agreed to guarantee, among other things, all the obligations of the Borrower to the Lenders under the Credit Agreement. The obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the

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Grantors of an agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower to the Lenders or relating to the Loans under or pursuant to the Credit Agreement and the other Loan Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Loan Party under or pursuant to this Agreement and the other Loan Documents and (d) unless otherwise agreed upon in writing by the applicable party thereto, all obligations, monetary or otherwise, of any Loan Party under each Hedging Agreement entered into with any counterparty that was (i) a Lender or an Affiliate of a Lender at the time such Hedging Agreement was entered into or (ii) a lender or an Affiliate of a lender under the Original Credit Agreement at the time such Hedging Agreement was entered into; provided, however, that the obligations under this clause (d)(ii) shall include only those obligations under any Hedging Agreement that was in effect prior to the Restatement Effective Date, and only in the form as in effect on the Restatement Effective Date, and shall not include any obligations under such Hedging Agreement to the extent such Hedging Agreement is extended, amended or renewed on or after the Restatement Effective Date (all the monetary and other obligations described in the preceding clauses
(a) through (d) being collectively called the "Obligations").

                  Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their successors or assigns), hereby agree as follows:

                                    ARTICLE I

                                   Definitions

                  SECTION 1.01. Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement, the Parent Guarantee Agreement and the Subsidiary Guarantee Agreement, as applicable. All capitalized terms used in this Agreement and defined in the New York UCC (as defined herein) and not otherwise defined in this Agreement, the Credit Agreement, the Parent Guarantee Agreement or the Subsidiary Guarantee Agreement shall have the meanings specified therein; the term "instrument" shall have the meaning specified in Article 9 of

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                                                                               3

the New York UCC. The rules of construction and interpretation specified in
Section 1.03 of the Credit Agreement also apply to this Agreement.

                  SECTION 1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

                  "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

                  "Collateral" shall have the meaning assigned to such term in
Section 2.01 of this Agreement.

                  "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

                  "Copyrights" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule II hereto.

                  "Intellectual Property" shall mean all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

                  "License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense agreement to which any Grantor is a party, including those listed on Schedule III hereto (except for those that prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder).

                  "New York UCC" shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a

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                                                                               4

Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

                  "Patents" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or the equivalent thereof in any similar offices in any other country, including those listed on
Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

                  "Proceeds" shall mean all "Proceeds" as defined in Section 9-102 of the New York UCC, and shall include, without limitation, (a) all cash and negotiable instruments received by or held on behalf of the Collateral Agent in respect of, or in connection with, the disposition of any Collateral, (b) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and
(iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Secured Parties" shall mean (a) the Lenders (including the Tranche A Lenders), (b) the Administrative Agent, (c) the Collateral Agent, (d) the Issuing Banks, (e) each counterparty to a Hedging Agreement entered into with a Loan Party if such counterparty (i) was a Lender or an Affiliate of a Lender at the time such Hedging Agreement was entered into or (ii) was a lender under the Original Credit Agreement but not a Lender under the Credit Agreement; provided that any counterparty described in this clause (e)(ii) shall (A) be a Secured Party to the extent, and only to the extent, that such Hedging Agreement was entered into prior to, and in effect on, the Restatement Effective Date, and
(B) remain a Secured Party only until such Hedging Agreement expires, is extended, renewed or amended or is otherwise terminated, (f) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document in respect of any of the foregoing Persons or their Related Parties, in their capacities as such, and (g) the successors and permitted assigns of each of the foregoing.

                  "Security Interest" shall have the meaning assigned to such term in Section 2.01 of this Agreement.

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                  "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

                  "Trademarks" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule V, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

                                   ARTICLE II

                                Security Interest

                  SECTION 2.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the "Security Interest") in, all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                  (i)      all Accounts Receivable;

                  (ii)     all Chattel Paper;

                  (iii)    all Deposit Accounts;

                  (iv)     all Documents;

                  (v)      all Equipment;

                  (vi)     all General Intangibles;

                  (vii)    all Instruments;

                  (viii)   all Inventory;

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                  (ix)     all Intellectual Property;

                  (x)      all Investment Property;

                  (xi)     all Letter-of-credit rights;

                  (xii)    commercial tort claims, if any;

                  (xiii)   all books and records pertaining to the Collateral;
and

                  (xiv) to the extent not otherwise included above, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; provided, however, that notwithstanding anything herein to the contrary, in no event shall the security interest granted hereunder attach to, and Collateral shall not include (a) any lease, license, contract, property rights or agreement to which the Grantor is a party or any of its rights or interests thereunder if the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of the Grantor therein or (ii) in a breach or termination, pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement except, in each case, to the extent that the UCC invalidates such provisions, or (b) any motor vehicles evidenced by a certificate of title. Without limiting the generality of the foregoing, the security interest granted hereunder shall not attach to, and Collateral shall not include any interest in (a) Roosevelt Associates General Partnership, Kent-Meridian Disposal Company Joint Venture, Foothills Sanitary Landfill, Inc. and BFGSI Series 1997-A Trust (or any assets or property of any of them) or (b) Congress Development Co., Ecosort, L.L.C., Marion Resources Recovery Facility, LLC and Evergreen National Indemnity Company if (i) such grant of a security interest, without the consent of a third party, would constitute a breach or default under, or cause or permit the acceleration of the obligations under, any applicable agreement or contract to which any such Person is a party and (ii) AWNA has been unable, after using commercially reasonable efforts, to obtain such consent within 60 days after the Restatement Effective Date.

                  (b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) and amendments thereto with respect to the Collateral that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

                  Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto with respect to the Collateral that were filed prior to the Restatement Effective Date.

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                  The Collateral Agent is further authorized to file with the
United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such other documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

                  (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

                                   ARTICLE III

                         Representations and Warranties

                  Each Grantor represents and warrants to the Collateral Agent and the Secured Parties that:

                  SECTION 3.01. Title and Authority. Such Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained.

                  SECTION 3.02. Filings. (a) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of such Grantor, is correct and complete. Fully authorized Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule D to the Perfection Certificate (or specified by notice from the Borrower to the Administrative Agent in the case of filings, recordings, or registrations required by Section 5.10 of the Credit Agreement) which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral (other than motor vehicles) in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

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                                                                               8

                  (b) Such Grantor represents and warrants that fully executed security agreements in the form hereof and containing a description of all Collateral, if any, consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. Section 261, 15 U.S.C. Section 1060 or 17 U.S.C.
Section 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral, if any, consisting of Patents, Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

                  SECTION 3.03. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.02 above, a perfected security interest in all Collateral (other than motor vehicles) in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (c) a security interest that shall be perfected in all Collateral, if any, in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to Section 6.02 of the Credit Agreement.

                  SECTION 3.04. Absence of Other Liens. The Collateral of such Grantor is owned by such Grantor free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. Such Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which such Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which such Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to

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                                                                               9

Section 6.02 of the Credit Agreement. Such Grantor does not hold any commercial tort claim except as indicated on the Perfection Certificate.

                                   ARTICLE IV

                                    Covenants

                  SECTION 4.01. Change of Name; Location of Collateral; Records; Place of Business. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing, or to ensure that such notice is given in the first report thereafter pursuant to Section 5.13(a) of the Credit Agreement, of any change
(i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in its identity, type of organization, corporate structure or jurisdiction of incorporation or organization or (iii) in its Federal Taxpayer Identification Number or other identification number given by its jurisdiction of incorporation or organization. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a legal, valid and perfected first priority security interest in all the Collateral (subject to Liens permitted by Section 6.02 of the Credit Agreement). Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

                  (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

                  SECTION 4.02. Periodic Certification. Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04(a) of the Credit Agreement, Allied Waste and the Borrower shall deliver to the Collateral Agent a certificate executed by a Financial Officer of the Borrower and Allied Waste setting forth the information required pursuant to Sections 1, 2, 8, 9, 10, 11 and 12 of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 4.02 or the date of the most recent report delivered pursuant to Section 5.13 of the Credit Agreement. Each certificate delivered pursuant to this Section 4.02 shall identify in the format of Schedule II, III, IV or V, as applicable, any Patent, any License, any registrations or applications for registration of any Copyright, or any registrations or applications for registration of any Trademark of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

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                                                                              10

                  SECTION 4.03. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

                  SECTION 4.04. Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent. Each Grantor further agrees that it will not take any action or permit any action to be taken that would cause any membership interest in a limited liability company or partnership interest pledged hereunder to become a "security" as defined in Article 8 of the Uniform Commercial Code of any State or the District of Columbia, unless such membership interest or partnership interest has been certificated and pledged to the Collateral Agent pursuant to the Non-Shared Collateral Pledge Agreement.

                  Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule II, III, IV or V hereto or adding additional schedules hereto to specifically identify any asset or item that may constitute any Patent, any License, any registrations or applications for registration of any Copyright, or any registrations or applications for registration of any Trademark; provided, however, that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

                  SECTION 4.05. Inspection and Verification. The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, in accordance with Section 5.07 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the

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case of Accounts or Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification; provided, that so long as no Default has occurred and is continuing, such inspections and discussions shall be at reasonable times and with reasonable notice and shall occur no more than three times per year. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party (it being understood that any such information shall be deemed to be "Information" subject to the provisions of Section 9.12 of the Credit Agreement).

                  SECTION 4.06. Taxes; Encumbrances. At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.06 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

                  SECTION 4.07. Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

                  SECTION 4.08. Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Section 6.02 of the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Collateral and each Grantor shall remain at all times in possession of the Collateral owned by it, except that (a) Inventory may be sold in the ordinary course of business,
(b) Equipment may be in the temporary possession of third parties in connection with the use of such Equipment in the ordinary course of business and (c) unless and until the Collateral Agent shall notify (which notice may be given by telephone if promptly confirmed in writing) the Grantors that an Event of Default shall have occurred and be continuing, and during the continuance thereof, the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold the

Inventory subject to the Security Interest and the instructions of the Collateral Agent and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

                  SECTION 4.09. Limitation on Modification of Accounts. None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

                  SECTION 4.10. Insurance. The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 5.02 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or in part relating thereto (or shall fail to be self-insured as permitted by the Credit Agreement), the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.10, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

                  SECTION 4.11. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

                  (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

                  (c) Each Grantor (either itself or through its licensees or its sublicensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

                  (d) Each Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

                  (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

                  (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to its Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of such Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

                  (g) In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of such Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

                  (h) Upon the occurrence and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

                  SECTION 4.12. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent's security interest in the Collateral, each Grantor agrees, in each case at such Grantor's own expense, to take the following actions with respect to the following Collateral:

                  (a) Instruments. If any Grantor shall at any time hold or acquire any instruments (other than checks issued by or to such Grantor in the ordinary course of business and any other instruments issued by or to such Grantor in an individual amount not in excess of $50,000), such Grantor shall forthwith deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent reasonably may from time to time specify.

                  (b) Investment Property. Except to the extent otherwise provided under the Non-Shared Collateral Pledge Agreement, if any Grantor shall at any time hold or acquire any Certificated Securities, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any Securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directed by the issuer thereof, such Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (a) cause the issuer to agree to comply with instructions from the Collateral Agent as to such Securities, without further consent of any Grantor or such nominee, or
         (b) arrange for the Collateral Agent to become the registered owner of the Securities. If any Securities, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a Securities Intermediary or Commodity Intermediary, such Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (i) cause such Securities Intermediary or (as the case may be) Commodity Intermediary to agree to comply with entitlement orders or other instructions from the Collateral Agent to such Securities Intermediary as to such Securities or other Investment Property, or (as the case may be) to apply any value distributed on account of any Commodity Contract as directed by the Collateral Agent to such Commodity Intermediary, in each case without further consent of any Grantor or such nominee, or (ii) in the case of Financial Assets or other Investment Property held through a Securities Intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Collateral Agent to exercise rights to withdraw or otherwise deal with such Investment Property. The provisions of this paragraph shall not apply to any Financial Assets credited to a Securities Account for which the Collateral Agent is the Securities Intermediary.

                  (c) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in
         Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, in each case in excess of $100,000, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under New York UCC Section 9-105 of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

                  (d) Letter-of-credit Rights. If any Grantor is at any time a beneficiary under a letter of credit in excess of $100,000 now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall use its commercially reasonable efforts, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (i) arrange for the issuer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the Proceeds of any drawing under the letter of credit are to be paid to the applicable pledgor unless an Event of Default has occurred and is continuing.

                  (e) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a commercial tort claim in excess of $100,000, such Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

                                    ARTICLE V

                                    Remedies

                  SECTION 5.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. With respect to any Collateral constituting Investment Property, the Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing any Collateral constituting securities for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  The Collateral Agent shall give the applicable Grantor 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-612 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. To the extent permitted by applicable law, any sale pursuant to the provisions of this
Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

                  SECTION 5.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

                  FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                  SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

                  THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

                  SECTION 5.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Collateral Agent with an unaffiliated third party in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of such Event of Default.

                                   ARTICLE VI

                                  Miscellaneous

                  SECTION 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Grantor shall be given to it at its address or telecopy number set forth on Schedule I hereto, with a copy to the Borrower. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

                  SECTION 6.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement (other than the indefeasible payment in full of all the monetary Obligations).

                  SECTION 6.03. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and the making by the Lenders of any Loans, and the execution and delivery to the Lenders of any notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

                  SECTION 6.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor on the Restatement Effective Date, and thereafter shall be binding upon such Grantor and the Collateral Agent and their successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

                  SECTION 6.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their successors and assigns.

                  SECTION 6.06. Collateral Agent's Fees and Expenses; Indemnification. (a) Each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of a single counsel in New York and such other local and special counsel as may be reasonably necessary in connection therewith and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement (including the customary fees and charges of the Collateral Agent for any audits conducted by it or on its behalf with respect to the Accounts Receivable or Inventory), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

                  (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section
9.03 of the Credit Agreement) that are Lenders or Related Parties thereof against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

                  (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 6.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Lender. All amounts due under this Section 6.06 shall be payable on written demand therefor.

                  SECTION 6.07. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided that the Collateral Agent shall have such right, only upon the occurrence and during the continuance of an Event of Default, which right shall include the full power of substitution either in the Collateral Agent's name or in the name of such Grantor to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to such Grantor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

         SECTION 6.08. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 6.09. Waivers; Amendment. (a) No failure or delay of the Collateral Agent, any Issuing Bank, the Administrative Agent or any Lender in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Issuing Banks, the Administrative Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or an issuance of a Letter of Credit under the Credit Agreement shall not be construed as a waiver of any Default under the Credit Agreement. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

                  SECTION 6.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER LOAN

DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.10.

                  SECTION 6.11. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 6.12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 6.04), and shall become effective as provided in Section 6.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 6.13. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 6.14. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent, the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

                  (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 6.15. Termination and Release. This Agreement and the Security Interest shall terminate when all the monetary Obligations, other than any contingent indemnity obligations, have been indefeasibly paid in full, the Commitments have expired or been terminated, the LC Exposure has been reduced to zero and the Issuing Banks have no further commitment to issue Letters of Credit under the Credit Agreement, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements and similar documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 6.15 shall be without recourse to or warranty by the Collateral Agent. A Subsidiary Grantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Grantor shall be automatically released in the event that all the Equity Interests of such Subsidiary Grantor shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Borrower in accordance with the terms of the Credit Agreement and the other Loan Documents; provided that, if required by the terms of the Credit Agreement, the Required Lenders or all the Lenders, as the case may be, shall have consented to such sale, transfer or other disposition and the terms of such consent did not provide otherwise. The Security Interest shall automatically terminate with respect to Collateral sold, transferred or disposed of in accordance with this Agreement and the Credit Agreement, and the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code partial termination statements and similar documents which the Grantors shall reasonably request to evidence such termination. Such termination statements shall, upon the reasonable prior request of the Grantors, be delivered prior to, and held in escrow pending, such sale, transfer or disposition.

         SECTION 6.16. Additional Grantors. Upon execution and delivery by the Collateral Agent and a Subsidiary of Allied Waste (other than any Subsidiary of
BFI) of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                    ALLIED WASTE NORTH AMERICA, INC.,

                                       By _______________________________
                                          Name:
                                          Title:

                                    ALLIED WASTE INDUSTRIES, INC.,

                                       By _______________________________
                                          Name:
                                          Title:

                                    EACH OF THE SUBSIDIARY
                                    GRANTORS LISTED ON SCHEDULE I
                                    HERETO,

                                       By _______________________________
                                          Name:
                                          Title:

                                    JPMORGAN CHASE BANK, as Collateral
                                    Agent,

                                       By _______________________________
                                          Name:
                                          Title:

                                                                      SCHEDULE 1

                               SUBSIDIARY GRANTORS

                                                                     SCHEDULE II

                                   COPYRIGHTS

                                                                    SCHEDULE III

                                    LICENSES

                                                                     SCHEDULE IV

                                     PATENTS

                                                                      SCHEDULE V

                                   TRADEMARKS

                                                                  Annex 1 to the
                                        Non-Shared Collateral Security Agreement

                                    SUPPLEMENT NO. __ dated as of (this
                           "Supplement"), to the Non-Shared Collateral Security Agreement dated as of July 30, 1999 and amended and restated as of April 29, 2003 (as amended, supplemented or otherwise modified from time to time, the "Non-Shared Collateral Security Agreement") among Allied Waste North America, Inc., a Delaware corporation (the "Borrower"), Allied Waste Industries, Inc., a Delaware corporation ("Allied Waste"), each Subsidiary listed on Schedule I thereto or becoming a party thereto pursuant to Section 6.16 thereof (each such Subsidiary individually, a "Subsidiary Grantor" and collectively, the "Subsidiary Grantors"; the Subsidiary Grantors, Allied Waste and the Borrower are referred to collectively herein as the "Grantors") and JPMorgan Chase Bank, a New York banking corporation ("JPMCB"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined therein).

                  A. Reference is made to (a) the Credit Agreement dated as of July 21, 1999 and amended and restated as of April 29, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Allied Waste, the lenders from time to time party thereto (the "Lenders"), and JPMCB, as administrative and collateral agent for the Lenders, (b) the Parent Guarantee Agreement dated as of July 30, 1999 and amended and restated as of April 29, 2003 (as amended, supplemented or otherwise modified from time to time, the "Parent Guarantee Agreement"), between Allied Waste and the Collateral Agent and (c) the Subsidiary Guarantee Agreement dated as of July 30, 1999 and amended and restated as of April 29, 2003 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement"), among the Subsidiary Grantors, certain Subsidiaries of Allied Waste and the Collateral Agent.

                  B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Non-Shared Collateral Security Agreement and the Credit Agreement.

                  C. The Grantors have entered into the Non-Shared Collateral Security Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Section 6.16 of Non-Shared Collateral Security Agreement provides that additional Subsidiaries of the Borrower (other than BFI and Subsidiaries of BFI) may become Grantors under the Non-Shared Collateral Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Non-Shared Collateral Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

                  Accordingly, the Collateral Agent and the New Grantor agree as follows:

                  SECTION 1. In accordance with Section 6.16 of the Non-Shared Collateral Security Agreement, the New Grantor by its signature below becomes a Grantor under the Non-Shared Collateral Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Non-Shared Collateral Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Non-Shared Collateral Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Non-Shared Collateral Security Agreement) of the New Grantor. Each reference to "Grantor" in the Non-Shared Collateral Security Agreement shall be deemed, if applicable, to include the New Grantor. The Non-Shared Collateral Security Agreement is hereby incorporated herein by reference.

                  SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

                  SECTION 4. The New Grantor hereby represents and warrants that
(a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Grantor and (b) set forth under its signature hereto, is the true and correct legal name of the New Grantor, its jurisdiction of formation and, if such New Grantor is not a "registered organization" under the New York UCC, the location of its chief executive office.

                  SECTION 5. Except as expressly supplemented hereby, the Non-Shared Collateral Security Agreement shall remain in full force and effect.

         SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Non-Shared Collateral Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Non-Shared Collateral Security Agreement. All communications and notices hereunder to the New Grantor shall be given to it at the address set forth under its signature below.

                  SECTION 9. The New Grantor agrees to reimburse (or cause to be reimbursed) the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

         IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Non-Shared Collateral Security Agreement as of the day and year first above written.

                                              [Name Of New Grantor],

                                               By ______________________________
                                                  Name:
                                                  Title:
                                                  Address:

                                              JPMORGAN CHASE BANK, as Collateral
                                              Agent,

                                               By ______________________________
                                                  Name:
                                                  Title:

                                                                      SCHEDULE I
                                                     to Supplement No.___ to the
                                        Non-Shared Collateral Security Agreement

                             LOCATION OF COLLATERAL

Description                                Location